UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09174

 Aegis Value Fund, Inc.

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201
(Name and address of agent for service)

Registrant's telephone number, including area code:  (703) 528-7788

Date of fiscal year end: 08/31

Date of reporting period: 02/28/09

Item 1.	Semi-Annual Report to Shareholders

Semi-Annual Report
February 28, 2009

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Shareholders’ Letter

April 12, 2009

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s semi-annual report for the six months ended February 28, 2009.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through March 31, 2009, the Fund has posted a cumulative gain of 28.6 percent, compared to a cumulative gain of 26.7 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 3.1 percent, and the S&P 500 posted a cumulative loss of -13.4 percent.*

At the close of the semi-annual period ended February 28, 2009, the market remained in a period of steep decline. For this semi-annual period the Aegis Value Fund posted a loss of -62.6 percent, versus a loss of -47.2 percent for the Russell 2000 Value Index. The Russell 2000 Index lost -46.9 percent, while the S&P 500 Index lost -41.8 percent.

As we write this letter, the stock market and the Fund have gained substantially since the end of the semi-annual period. Between February 28, 2009 and April 9, 2009, the Aegis Value Fund gained 25.4 percent while the Russell 2000 Value Index gained 20.9 percent. When evaluating an investment in the Fund, investors should be aware that market conditions have been highly volatile in recent months and may remain volatile. For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor.

Shareholders’ Letter  – (continued)

The Fund’s underperformance during the semi-annual period ended February 28, 2009 resulted from greater-than-market losses in several Fund holdings, including a combination of realized and unrealized losses in the following investments: Tecumseh Products Company, Callon Petroleum, American Pacific Corporation, and Bassett Furniture Industries. We strongly recommend that you read our fourth quarter 2008 and first quarter 2009 manager’s letters, which provide additional commentary relevant to this unusually difficult period for Fund investors and equity investors more generally. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Annual Report contained in this booklet.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

*   Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2009 are -57.9%, -25.0%, -13.0%, 3.1%, and 2.3% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending March 31, 2009 are -38.9%, -17.5%, -5.3%, 4.9%, and 2.2%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Disclosure of Fund Expenses
February 28, 2009
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2008 – February 28, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 9/1/2008	Ending Account Value 2/28/2009	Annualized Expense Ratio	Expenses Paid During Period 9/1/08 – 2/28/09
Aegis Value Fund
Actual	$1,000.00	$374.10	1.50%	$5.11
Hypothetical	1,000.00	1,017.56	1.50%	7.51

(1)	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2008 to February 28, 2009 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2008 to February 28, 2009 was -62.59%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 9/1/2008 and 2/28/2009).

Please see performance data disclosure on page 2.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Average Annual Total Returns (As of February 28, 2009)

	AVALX	Rus. 2000 Val.
Trailing 1 Year	-60.1%	-43.0%
Trailing 3 Year	-27.0%	-18.6%
Trailing 5 Year	-14.1%	-6.6%
Trailing 10 Year	1.8%	3.9%

See performance data disclosure on page 2.

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of August 31, 2008 gross expenses for the Fund were 1.44%.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Industry Breakdown

		% of the Fund’s Net Assets
Common Stock		99.7%
Aerospace/Defense	8.0%
Airlines	0.0%
Auto Components	5.4%
Automobiles	1.3%
Capital Markets	1.1%
Chemicals	4.3%
Commercial Banks	0.0%
Consumer Finance	0.4%
Containers & Packaging	0.4%
Distributors	2.6%
Diversified Financial Services	6.9%
Diversified Telecommunication Services	0.1%
Electronic Equipment, Instruments & Components	0.9%
Energy Equipment & Services	1.3%
Food Products	0.7%
Hotels, Restaurants & Leisure	2.5%
Household Durables	3.6%
Insurance	12.5%
Leisure Equipment & Products	1.4%
Machinery	5.9%
Marine	1.7%
Media	0.8%
Metals & Mining	8.6%
Multiline Retail	3.9%
Oil, Gas & Consumable Fuels	3.7%
Paper & Forest Products	0.5%
Professional Services	2.2%
Real Estate Investment Trusts	7.0%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	0.3%
Specialty Retail	1.0%
Textiles, Apparel & Luxury Goods	4.7%
Thrifts & Mortgage Finance	3.5%
Tobacco	1.8%
Trading Companies & Distributors	0.0%
Investment Companies*		0.2%
Short-Term Investments*		0.2%
Liabilities Less Other Assets		(0.1)%
Total Net Assets		100.0%

*	Please refer to page 11 for further details.

Schedule of Portfolio Investments
February 28, 2009
(Unaudited)

	Shares	Market Value
Common Stock – 99.7%
Consumer Discretionary – 27.2%
Auto Components – 5.4%
Cooper Tire & Rubber Co.	215,900	$982,345
Dana Holding Corp.(1)	1,144,894	412,162
Superior Industries International, Inc.	199,143	2,029,267
		3,423,774
Automobiles – 1.3%
Coachmen Industries, Inc.(1)	784,715	792,562
Distributors – 2.6%
Audiovox Corp. Class A(1)	551,470	1,544,116
Handleman Co.(1)(2)	1,381,500	85,653
		1,629,769
Hotels, Restaurants & Leisure – 2.5%
Bowl America, Inc. Class A	9,481	92,155
J. Alexander’s Corp.(1)	120,010	264,022
Lodgian, Inc.(1)	158,300	288,106
Luby’s, Inc.(1)	230,603	947,779
		1,592,062
Household Durables – 3.6%
Bassett Furniture Industries, Inc.(2)	1,049,231	1,007,262
M/I Homes, Inc.	111,200	717,240
Meritage Homes Corp.(1)	53,562	531,335
		2,255,837
Leisure Equipment & Products – 1.4%
Head N.V.(1)	1,776,700	902,565
Media – 0.8%
Fisher Communications, Inc.	48,668	478,407
Multiline Retail – 3.9%
Dillard’s, Inc. Class A	228,000	809,400
Duckwall-ALCO Stores, Inc.(1)	188,070	1,671,942
		2,481,342

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Schedule of Portfolio Investments - (continued)
February 28, 2009
(Unaudited)

	Shares	Market Value
Common Stock – Continued
Consumer Discretionary – Continued
Specialty Retail – 1.0%
Books-A-Million, Inc.	157,613	$401,913
Hastings Entertainment, Inc.(1)	71,556	171,019
PEP Boys – Manny, Moe & Jack	21,200	66,992
		639,924
Textiles, Apparel & Luxury Goods – 4.7%
Delta Apparel, Inc.(1)(2)	552,046	2,346,196
Tandy Brands Accessories, Inc.	313,276	595,224
		2,941,420
Total Consumer Discretionary		17,137,662
Consumer Staples – 2.5%
Food Products – 0.7%
Omega Protein Corp.(1)	183,485	444,034
Tobacco – 1.8%
Alliance One International, Inc.(1)	327,798	1,134,181
Total Consumer Staples		1,578,215
Energy – 5.0%
Energy Equipment & Services – 1.3%
Leader Energy Services Ltd.(1)	526,300	14,479
Patterson-UTI Energy, Inc.	98,100	842,679
		857,158
Oil, Gas & Consumable Fuels – 3.7%
Brigham Exploration Co.(1)	475,500	632,415
Meridian Resource Corp.(1)	1,329,195	265,839
Tesoro Corp.	97,400	1,437,624
		2,335,878
Total Energy		3,193,036

See Notes to the Financial Statements.

Schedule of Portfolio Investments - (continued)
February 28, 2009
(Unaudited)

	Shares	Market Value
Common Stock – Continued
Financials – 31.4%
Capital Markets – 1.1%
BKF Capital Group, Inc.	331,200	$334,512
FBR Capital Markets Corp.(1)	156,281	328,190
		662,702
Commercial Banks – 0.0%
Citizens Bancshares Corp.	3,024	11,113
Consumer Finance – 0.4%
Advanta Corp. Class A	188,651	72,631
Advanta Corp. Class B	305,657	146,715
		219,346
Diversified Financial Services – 6.9%
California First National Bancorp.	381,475	2,788,583
Marlin Business Services Corp.(1)	192,091	720,341
Medallion Financial Corp.	170,192	867,979
		4,376,903
Insurance – 12.5%
Old Republic International Corp.	106,100	963,388
PMA Capital Corp. Class A(1)	722,286	3,712,550
Specialty Underwriters’ Alliance, Inc.(1)(2)	1,004,387	3,214,039
		7,889,977
Real Estate Investment Trusts – 7.0%
Brandywine Realty Trust	246,708	1,164,462
BRT Realty Trust	417,182	1,188,968
Friedman, Billings, Ramsey Group, Inc. Class A(1)	3,451,842	517,776
HRPT Properties Trust	473,251	1,528,601
Vestin Realty Mortgage I, Inc.	26,809	32,171
		4,431,978
Thrifts & Mortgage Finance – 3.5%
B of I Holding, Inc.(1)(2)	411,365	2,163,780
First Federal of Northern Michigan Bancorp, Inc.	35,640	27,443
		2,191,223

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Schedule of Portfolio Investments - (continued)
February 28, 2009
(Unaudited)

	Shares	Market Value
Common Stock – Continued
Financials – Continued
Total Financials		$19,783,242
Industrials – 18.5%
Aerospace & Defense – 8.0%
Allied Defense Group, Inc.(1)(2)	749,297	4,608,177
Sypris Solutions, Inc.	496,874	397,499
		5,005,676
Airlines – 0.0%
MAIR Holdings, Inc.(1)(2)(3)	1,360,922	—
Machinery – 5.9%
Hardinge, Inc.	252,921	827,052
Tecumseh Products Co., Class A(1)	86,626	459,118
Tecumseh Products Co., Class B(1)(2)	395,621	2,448,894
		3,735,064
Marine – 1.7%
International Shipholding Corp.	62,927	1,082,344
Professional Services – 2.2%
Spherion Corp.(1)	1,121,258	1,379,147
Road & Rail – 0.7%
Covenant Transportation Group, Inc. Class A(1)	223,121	426,161
Trading Companies & Distributors – 0.0%
Huttig Building Products, Inc.(1)	90,033	14,405
Total Industrials		11,642,797
Information Technology – 1.2%
Electronic Equipment, Instruments & Components – 0.9%
Frequency Electronics, Inc.(1)	211,190	584,996
Semiconductors & Semiconductor Equipment – 0.3%
ChipMOS TECHNOLOGIES (Bermuda) Ltd.(1)	662,600	172,276
Spansion, Inc. Class A(1)	535,972	26,799
		199,075
Total Information Technology		784,071

See Notes to the Financial Statements.

Schedule of Portfolio Investments - (continued)
February 28, 2009
(Unaudited)

	Shares	Market Value
Common Stock – Continued
Materials – 13.8%
Chemicals – 4.3%
American Pacific Corp.(1)(2)	546,150	$2,730,750
Containers & Packaging – 0.4%
Mod-Pac Corp.(1)(2)	159,725	228,407
Metals & Mining – 8.6%
Amerigo Resources Ltd.	1,682,600	416,616
Horsehead Holding Corp.(1)	1,304,539	4,970,293
Mercator Minerals Ltd.(1)	9,500	2,770
Yamana Gold, Inc.	3,289	28,483
		5,418,162
Paper & Forest Products – 0.5%
Canfor Corp.(1)	70,100	308,017
Total Materials		8,685,336
Telecommunication Services – 0.1%
Diversified Telecommunication Services – 0.1%
IDT Corp.(1)	3,333	3,067
IDT Corp. Class B(1)	28,667	26,086
Integrated Telecom Express, Inc.(1)(3)	308,300	3,083
		32,236
Total Common Stock (Cost $185,395,032)		62,836,595

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Schedule of Portfolio Investments - (continued)
February 28, 2009
(Unaudited)

	Shares	Market Value
Investment Companies – 0.2%
Canfor Pulp Income Fund	77,349	$101,535
Total Investment Companies (Cost $311,382)		101,535
Short-Term Investments – 0.2%
UMB Bank Money Market Fiduciary, 0.049%(4)	146,484	146,484
Total Short-Term Investments (Cost $146,484)		146,484
Total Investments – 100.1% (Cost $185,852,898)		63,084,614
Liabilities Less Other Assets – (0.1)%		(58,000)
Net Assets – 100.0%		$63,026,614

(1)	Non-income producing securities.
(2)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors.
(4)	Variable rate security; the coupon rate represents the rate at February 28, 2009.

See Notes to the Financial Statements.

Statement of Assets and Liabilities
February 28, 2009
(Unaudited)

Assets
Investments in unaffiliated companies/securities at market value (cost $129,373,214)	$44,251,456
Investments in affiliated companies*/securities at market value (cost $56,479,684)	18,833,158
Total investments in securities at market value (cost $185,852,898)	63,084,614
Receivable for fund shares sold	358
Receivable for investment securities sold	140,954
Interest and dividends receivable	55,674
Prepaid assets	22,467
Total assets	63,304,067
Liabilities
Payable for investment securities purchased	16,066
Payable for fund shares redeemed	109,945
Payable to Investment Advisor	67,159
Other payables	84,283
Total liabilities	277,453
Net assets	$63,026,614
Net assets consist of:
Paid-in capital	$223,327,913
Undistributed net investment income	808,125
Accumulated net realized loss	(38,341,140)
Net unrealized depreciation	(122,768,284)
Net assets	$63,026,614
Capital shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	14,704,031
Net asset value per share	$4.29

*	Please refer to Note 6 for additional details

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Statement of Operations
For the Six Months Ended February 28, 2009
(Unaudited)

Investment Income
Dividends from unaffiliated companies*	$1,562,710
Dividends from affiliated companies	94,382
Interest income	19,684
Total investment income	1,676,776
Expenses
Investment advisory fees	673,129
Fund servicing fees	58,529
Transfer agent & custody fees	24,415
Printing and postage fees	16,148
Directors & chief compliance officer fees	15,897
Registration fees	15,895
Insurance fees	11,780
Legal fees	11,465
Audit fees	11,081
Miscellaneous fees	3,568
Net expenses	841,907
Net investment income	834,869
Realized and unrealized loss on investments
Net realized loss on investments - unaffiliated companies	(34,896,465)
Net realized loss on investments - affiliated companies	(185,434)
Change in unrealized depreciation of investments - unaffiliated companies	(59,804,779)
Change in unrealized depreciation of investments - affiliated companies	(29,952,416)
Net realized and unrealized loss on investments	(124,839,094)
Net decrease in net assets resulting from operations	$(124,004,225)

*	Net of foreign tax withholding of $15,403.

See Notes to the Financial Statements.

Statements of Changes in Net Assets
For the Periods Ended
(Unaudited)

	Six Months Ended February 28, 2009	Year Ended August 31, 2008
Decrease in net assets from operations
Net investment income	$834,869	$5,097,184
Net realized gain/loss from investments	(35,081,899)	2,906,131
Change in unrealized depreciation	(89,757,195)	(32,738,535)
Net decrease in net assets resulting from operations	(124,004,225)	(24,735,220)
Distributions
Net investment income	(5,116,766)	(2,390,647)
Net realized capital gains	(2,318,651)	(16,834,300)
Total distributions to shareholders	(7,435,417)	(19,224,947)
Capital share transactions*
Subscriptions	4,927,074	20,220,648
Distributions reinvested	7,131,129	18,417,352
Redemptions	(23,331,025)	(141,220,659)
Total capital share transactions	(11,272,822)	(102,582,659)
Net decrease in net assets	(142,712,464)	(146,542,826)
Net assets at beginning of period	205,739,078	352,281,904
Net assets at end of period	$63,026,614	$205,739,078
Undistributed net investment income at end of period	$808,125	$5,090,022
*Share information
Subscriptions	570,838	1,531,013
Distributions reinvested	1,271,146	1,468,688
Redemptions	(3,604,768)	(10,770,992)
Net decrease in shares	(1,762,784)	(7,771,291)

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	Six Months Ended February 28, 2009		For the Years Ended August 31st
			2008	2007	2006	2005	2004
	(unaudited)
Per share data:
Net asset value – beginning of period	$12.49		$14.53	$17.72	$18.37	$17.56	$15.44
Income from investment operations:
Net investment income/(loss)	0.09		0.33	0.16	0.19	0.08	(0.06)
Net realized and unrealized gains/(losses) on investments	(7.79)		(1.37)	2.09	1.02	1.60	2.59
Total from investment operations	(7.70)		(1.04)	2.25	1.21	1.68	2.53
Less distributions to shareholders from:
Net investment income	(0.34)		(0.12)	(0.14)	(0.19)	0.00	(0.01)
Net realized capital gains	(0.16)		(0.88)	(5.30)	(1.67)	(0.87)	(0.40)
Total distributions	(0.50)		(1.00)	(5.44)	(1.86)	(0.87)	(0.41)
Net asset value – end of period	$4.29		$12.49	$14.53	$17.72	$18.37	$17.56
Total investment return	(62.59	)%(2)	(7.17)%	13.61%	7.27%	9.70%	16.60%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/recapture and fees paid indirectly(1)	1.50	%(3)	1.43%	1.38%	1.41%	1.41%	1.50%
Expenses before reimbursement/recapture and fees paid directly	1.50	%(3)	1.43%	1.38%	1.42%	1.41%	1.51%
Net investment income/(loss)	1.49	%(3)	2.10%	0.83%	0.83%	0.39%	(0.34)%
Portfolio turnover	19	%(2)	35%	56%	18%	29%	27%
Net assets at end of period (000’s)	$63,027		$205,739	$352,282	$393,834	$675,897	$702,237

(1)	Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.50% in 2009, 1.43% in 2008, 1.38% in 2007, 1.42% in 2006, 1.42% in 2005, and 1.50% in 2004.
(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements.

Notes to Financial Statements
February 28, 2009
(Unaudited)

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of September 1, 2008. Under FAS 157, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Notes to Financial Statements - (continued)
February 28, 2009
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2009:

Valuation Inputs	Investment in Securities
Level 1 – Quoted Prices	$62,935,047
Level 2 – Other Significant Observable Inputs	$146,484
Level 3 – Significant Unobservable Inputs	$3,083
Total	$63,084,614

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities
Beginning balance 9/1/08	$1,595,362
Realized gain/loss	—
Changes in unrealized appreciation (depreciation)*	$(1,592,279)
Net purchases (sales)	—
Transfers in/out of Level 3	—
Ending balance 2/28/09	$3,083

*	Fair valuation of MAIR Holdings, Inc., at February 28, 2009 reflects a decrease in market value due to liquidation proceeds which were recognized as return-of-capital, decreasing the position’s cost basis. The simultaneous decrease in fair value and reduction in cost basis as a result of recognizing these liquidation proceeds had no effect on the net assets of the Fund.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company

Notes to Financial Statements - (continued)
February 28, 2009
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation, (the “Advisor”) that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Notes to Financial Statements - (continued)
February 28, 2009
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2009. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the semi-annual period ended February 28, 2009, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of February 28, 2009.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $21,790,746 and $33,010,713, respectively, for the semi-annual period ended February 28, 2009.

5. Distributions to Shareholders and Tax Components of Net Assets

At February 28, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$186,347,517
Gross unrealized appreciation	$1,972,114
Gross unrealized depreciation	(125,235,017)
Net unrealized depreciation	$(123,262,903)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Notes to Financial Statements - (continued)
February 28, 2009
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

The tax character of distributions paid during the tax years ended August 31, 2008 and 2007 were as follows:

	2008	2007
Distribution paid from:
Ordinary income	$10,558,373	$20,610,105
Long-term capital gains	8,666,574	87,003,889
Total distributions	$19,224,947	$107,613,994

At August 31, 2008, the fund had net realized capital losses from transactions between November 1, 2007 and August 31, 2008 of $3,217,689 which for tax purposes are deferred and will be recognized in fiscal year 2009.

For the tax year ended August 31, 2008, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$7,375,125
Undistributed long-term gains	—
Tax accumulated earnings	7,375,125
Accumulated capital and other losses	(3,217,689)
Unrealized depreciation on investments	(33,019,093)
Total accumulated earnings	$(28,861,657)

Effective February 29, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Notes to Financial Statements - (continued)
February 28, 2009
(Unaudited)

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at period-end are noted in the Fund’s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Value End of Period
Allied Defense Group, Inc.	$5,735,122	$—	$336,981	$—	$4,608,177
American Pacific Corp.	9,624,086	—	119,397	—	2,730,750
B of I Holding, Inc.	1,938,251	465,928	—	—	2,163,780
Bassett Furniture Industries, Inc.	9,702,449	116,291	35,979	94,382	1,007,262
Delta Apparel, Inc.	2,994,380	363,119	—	—	2,346,196
Handleman Co.	2,666,295	—	—	—	85,653
Horsehead Holding Corp.*	9,720,954	4,217,359	2,285,678	—	4,970,293
MAIR Holdings, Inc.	1,592,279	—	—	—	—
Mod-Pac Corp.	658,067	—	—	—	228,407
Specialty Underwriters’ Alliance, Inc.	4,795,676	221,434	—	—	3,214,039
Tecumseh Products Co., Class B**	10,013,167	—	—	—	2,448,894
Total	$59,440,726	$5,384,131	$2,778,035	$94,382	$23,803,451

*	No longer affiliated as of February 28, 2009.
**	Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2008 or February 28, 2009. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 27, 2008, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved. In approving the Agreement, the Board, including the Independent Directors, considered and made the following conclusions with respect to the following relevant factors.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Other Information - (continued)
(Unaudited)

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC. The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund. The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Board evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Board also considered AFC’s resources, including its in-house research capabilities, and future plans for the Fund. On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreement.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com (an independent research service) and some of which was derived from information provided by the Fund’s administrator, regarding the performance of the Fund for recent quarterly, one-year and three-year periods ended September 30, 2008, as applicable, and a comparison of the Fund’s performance to that of other funds registered under the 1940 Act. The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 12-month period ending September 30, 2008, the Fund returned -13.68%. Its index benchmark, the Russell 2000 Value Index, returned -12.25% during the same period. For the three-year period ending September 30, 2008, the Fund returned a 1.95% average annual total return, versus 2.00% for the Russell 2000 Value Index. For the five-year period, the Fund returned 5.41% average annual total return versus 9.45% for the index. For the ten-year period, the Fund returned 12.62% average annual total return versus 10.14% for the index. From inception on May 15, 1998 through September 30, 2008, the Fund has returned an average annual total return of 10.83% versus 7.41% for the index.

In addition, the Board noted that when looking at Aegis Value Fund’s performance against the closest benchmark index, the most important recent factor has been the Fund’s heavy positions in energy and commodity stocks relative to financials when compared to the benchmarks. Energy and commodity stocks dropped significantly in

Other Information - (continued)
(Unaudited)

price on this deflationary scare after running-up strongly for much of the first half of the year, which hurt the Fund’s performance relative to the benchmarks in the third quarter after helping in the first two. The Fund’s holdings represent great value and the Fund continues to hold natural resource and commodity stocks, in part, as a hedge against inflation. The Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund’s expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. During calendar year 2008, assets of the Fund declined from approximately $247.8 million on January 1, 2008 to approximately $188.5 million on September 30, 2008. The Board considered that AFC did not realize any economies of scale during 2008, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by the Fund’s administrator.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

SEMI-ANNUAL REPORT FEBRUARY 28, 2009

Other Information - (continued)
(Unaudited)

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Fund and the other clients.

The Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2008. Other fund expenses were 0.23%, for a total expense ratio of 1.43%. As of October 27, 2008, the Fund’s expense ratio is approximately below its expense limitation of 1.50%. The Board also noted that according to a search of small value funds on Morningstar.com, the average total expense ratio of the 451 small value funds currently tracked by Morningstar is 1.51%, with the average size of the funds being $527 million. Morningstar rates 198 no-load funds in its small value category. Of the no-load small value funds in the category, 137 funds had total expense ratios less than or equal to 1.43%.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
Briggs Bunting & Dougherty, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

              Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

              Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date: April 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Scott L. Barbee
Scott L. Barbee, President

Date: April 30, 2009

By:  /s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date: April 30, 2009